Exhibit 99.1

Everpure Announces First Quarter Fiscal 2027 Financial Results
Total revenue growth of 35% year-over-year
Product revenue growth of 55% year-over-year
Increased FY27 revenue and operating profit guidance

SANTA CLARA, Calif. — May 27, 2026 — Everpure (NYSE: P), the company revolutionizing storage and data management, today announced financial results for its first quarter fiscal year 2027 ended May 3, 2026.

“Q1 was another outstanding quarter, reflecting the deepening trust customers place in Everpure to unlock their most valuable asset—their data,” said Charles Giancarlo, Chairman and CEO of Everpure. “As we expand our Enterprise Data Cloud vision with the integration of 1touch, we are uniquely positioned to help enterprises eliminate infrastructure friction and activate their data for the AI era.”

First Quarter Financial Highlights

•Revenue $1.1 billion, up 35% year-over-year
•Product revenue $577 million, up 55% year-over-year
•Subscription services revenue $476 million, up 17% year-over-year
•Subscription annual recurring revenue (ARR) $2 billion, up 19% year-over-year
•Remaining performance obligations (RPO) $3.8 billion, up 41% year-over-year
•GAAP gross margin 68.7%; non-GAAP gross margin 70.1%
•GAAP operating income $20 million; non-GAAP operating income $159 million
•GAAP operating margin 1.9%; non-GAAP operating margin 15.1%
•Operating cash flow $180 million; free cash flow $112 million
•Total cash, cash equivalents, and marketable securities $1.5 billion
•Returned approximately $84 million to stockholders through share repurchases of 1.3 million shares.

“In Q1, we generated record revenue and operating profit, exceeding the high-end of our guidance," said Everpure CFO Tarek Robbiati. "We are executing extremely well in a challenging supply chain environment—carrying our strong momentum into FY27, fueled by robust, broad-based demand for our Everpure solutions. Our increased guidance for the year reflects confidence in our ability to deliver on our priorities this year.”

First Quarter Company Highlights

A New Identity for the AI Era
•Formally transitioned the corporate brand from Pure Storage to Everpure and updated its ticker symbol (NYSE: P), reflecting the company's expansion from a storage provider to a leader in the future of data management.
•In May, completed the strategic acquisition of 1touch, an innovator in data intelligence and orchestration, adding data security posture management (DSPM), advanced data discovery, classification, and semantic context capabilities to the Everpure Platform.

Advancing the Enterprise Data Cloud Vision
•Launched ActiveCluster support for file data, enabling fleet-wide, policy-driven mobility and continuous availability. This innovation allows file workloads to move across environments without disruption.
•Announced the upcoming beta of Everpure Data Stream, to simplify AI curation and orchestration by eliminating manual data movement, significantly reducing the complexity barriers that typically stall enterprise AI projects.

Industry-Leading Performance & Consumption Models
•FlashBlade//EXA achieved the highest score ever recorded for the SPECstorage Solution 2020 AI_Image benchmark. Demonstrated superior performance economics, moving data twice as fast as competitors while occupying less than half a rack of storage space.
•Extended Evergreen//One support to FlashBlade//EXA, providing a flexible pay-as-you-go model for high-performance AI training and inference.
•Announced Purity DeepReduce, introducing adaptive, similarity-based data reduction, unlocking deeper efficiencies for AI pipelines, backups, and modern file and object workloads while preserving predictable, high-performance flash economics.

Increasing Partner Value
•Updated the partner program, focused on data-centric services where storage and data are foundational, particularly in the MSP program, while distributors play an expanded role in enablement to accelerate partner readiness.
•Announced the general availability of Everpure™ FlashArray™ support for Microsoft Azure Local.
•Announced the general availability of Pure1 + Veeam Anomaly Awareness Workflow, a new integration that unifies Everpure Pure1 and Veeam Backup & Replication.

Industry Recognition & Impact
•Recognized as part of CRN’s 2026 AI 100 and Storage 100.
•Hope Galley, VP, Americas Partner Sales, was recognized as part of CRN’s 2026 Women of the Channel Power 100.

Second Quarter and FY27 Guidance

Q2FY27
Revenue	$1.095B to $1.105B
Revenue YoY Growth Rate	27% to 28%
Non-GAAP Operating Income	$195M to $205M
Non-GAAP Operating Income YoY Growth Rate	50% to 58%

FY27
	Prior Guidance	New Guidance
Revenue	$4.3B to $4.4B	$4.41B to $4.51B
Revenue YoY Growth Rate	17% to 20%	20% to 23%
Non-GAAP Operating Income	$780M to $820M	$820M to $860M
Non-GAAP Operating Income YoY Growth Rate	23% to 29%	29% to 36%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Everpure has not reconciled its guidance for non-GAAP operating income and related year-over-year growth rate to their most directly comparable GAAP measures because certain items that impact these measures are not within Everpure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call Information

Everpure will host a teleconference to discuss the first quarter fiscal 2027 results at 2:00 pm PT today, May 27, 2026. A live audio broadcast of the conference call will be available on the Everpure Investor Relations website. Everpure will also post its earnings presentation and prepared remarks to this website concurrent with this release.

A replay will be available following the call on the Everpure Investor Relations website or for two weeks at 1-800-770-2030 (or 1-647-362-9199 for international callers) with passcode 5667482.

Additionally, Everpure is scheduled to participate at the following investor conferences:

William Blair 46th Annual Growth Conference
Date: Wednesday, June 3, 2026
Time: 9:20 a.m. PT / 12:20 p.m. ET
Chief Technology and Growth Officer Rob Lee

Evercore Global TMT Conference
Date: Wednesday, June 3, 2026
Time: 2:10 p.m. PT / 5:10 p.m. ET
Chief Executive Officer Charlie Giancarlo

Bank of America Global Technology Conference
Date: Wednesday, June 3, 2026
Time: 2:40 p.m. PT / 5:40 p.m. ET
Chief Financial Officer Tarek Robbiati

About Everpure

Everpure (NYSE: P) allows organizations to take control of their data with an industry-leading, ever-evolving storage and data management platform. We help companies unleash the power of their data by ensuring it is secure, accessible, intelligent, and ready to perform in the AI era. We make data management effortless while simultaneously scaling performance and significantly reducing energy consumption. With one of the highest Net Promoter Scores for over a decade, Everpure is the choice of the world’s most innovative organizations. For more information, visit www.Everpuredata.com.

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Everpure, the Everpure P Logo, Portworx, Pure Storage and the marks in the Everpure Trademark List are trademarks or registered trademarks of Everpure, Inc. or its licensed subsidiaries in the U.S. and/or other countries. The Trademark List can be found at Everpuredata.com/trademarks. Other names may be trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to our future period financial and business results, our ability to manage potential disruptions to our supply chain, our ability to procure a sufficient supply of flash and other components, the impact of recent increases in component costs, the anticipated effects of our recent acquisition of 1touch, our opportunity relating to hyperscale and AI environments, our ability to meet hyperscalers' performance, price and other requirements, our ability to expand with our current hyperscale customer and to land new hyperscale customers, our ability to meet the needs of hyperscalers for the entire spectrum of their online storage use cases, the timing and magnitude of large orders, including sales to hyperscalers and large enterprises, the structure, timing and amount of revenue from hyperscaler licensing and support services, demand for our products and subscription services, including Evergreen//One, the relative sales mix between our subscription and consumption offerings and traditional capital expenditure sales, our technology and product strategy, specifically ongoing development and customer adoption of new products and the Enterprise Data Cloud architecture (including Pure FusionTM), priorities around sustainability and energy saving benefits to our customers of using our products, our ability to perform during current macro conditions and expand market share, the impact of inflation, currency fluctuations, tariffs, or other adverse economic conditions, our expectations regarding our product and technology differentiation, new investments and partnerships, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.everpuredata.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the fiscal year ended February 1, 2026. All information provided in this release and in the attachments is as of May 27, 2026, and Everpure undertakes no duty to update this information unless required by law.

Key Performance Metrics

Subscription ARR is a key business metric that refers to the annualized recurring contract value of all active, non-cancelable customer subscription agreements with subscription terms of any length at the end of the quarter, plus on-demand billings for the quarter multiplied by four.

Total Contract Value (TCV) Sales, or bookings, of Everpure's Evergreen//One and similar consumption- and subscription-based offerings is an operating metric, representing the value of orders received during the period.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Everpure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses such as stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of acquired intangible assets, restructuring costs related to severance and termination benefits, acquisition related transaction expenses and gains from mark-to-market adjustments on strategic investments that may not be indicative of our ongoing core business operating results. Everpure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Sandra Kerrigan – Investor Relations, Everpure
ir@everpuredata.com

Tricia Stream – Global Communications, Everpure
pr@everpuredata.com

###

EVERPURE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	First Quarter of Fiscal 2027	Fiscal 2026

Assets
Current assets:
Cash and cash equivalents	$837,794	$854,873
Marketable securities	666,955	692,446
Accounts receivable, net of allowance of $203 and $203	886,811	944,844
Inventory	77,940	75,935
Deferred commissions, current	143,364	139,379
Prepaid expenses and other current assets	437,017	356,015
Total current assets	3,049,881	3,063,492
Property and equipment, net	613,917	587,022
Operating lease right-of-use-assets	201,816	185,975
Deferred commissions, non-current	288,885	280,190
Intangible assets, net	5,342	7,346
Goodwill	365,075	365,075
Restricted cash	8,285	7,687
Other assets, non-current	216,746	177,472
Total assets	$4,749,947	$4,674,259

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$173,207	$153,312
Accrued compensation and benefits	236,221	347,205
Accrued expenses and other liabilities	181,942	184,338
Operating lease liabilities, current	45,366	44,080
Deferred revenue, current	1,249,675	1,181,055
Total current liabilities	1,886,411	1,909,990
Operating lease liabilities, non-current	185,595	172,063
Deferred revenue, non-current	1,127,682	1,046,442
Other liabilities, non-current	108,121	100,096
Total liabilities	3,307,809	3,228,591
Stockholders’ equity:
Common stock and additional paid-in capital	2,600,504	2,624,790
Accumulated other comprehensive income (loss)	(1,613)	1,709
Accumulated deficit	(1,156,753)	(1,180,831)
Total stockholders’ equity	1,442,138	1,445,668
Total liabilities and stockholders’ equity	$4,749,947	$4,674,259

EVERPURE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	First Quarter of Fiscal
	2027	2026

Revenue:
Product	$576,544	$372,144
Subscription services	476,352	406,341
Total revenue	1,052,896	778,485
Cost of revenue:
Product (1)	204,544	141,050
Subscription services (1)	125,020	101,282
Total cost of revenue	329,564	242,332
Gross profit	723,332	536,153
Operating expenses:
Research and development (1)	259,092	221,740
Sales and marketing (1)	347,856	278,512
General and administrative (1)	96,445	67,072
Total operating expenses	703,393	567,324
Income (loss) from operations	19,939	(31,171)
Other income (expense), net	13,931	31,655
Income before provision for income taxes	33,870	484
Income tax provision	9,792	14,479
Net income (loss)	$24,078	$(13,995)

Net income (loss) per share attributable to common stockholders, basic	$0.07	$(0.04)
Net income (loss) per share attributable to common stockholders, diluted	$0.07	$(0.04)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	331,152	326,539
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	343,493	326,539

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$4,132	$3,266
Cost of revenue -- subscription services	8,155	7,162
Research and development	60,331	49,242
Sales and marketing	29,163	22,084
General and administrative	20,283	14,521
Total stock-based compensation expense	$122,064	$96,275

EVERPURE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	First Quarter of Fiscal
	2027	2026

Cash flows from operating activities
Net income (loss)	$24,078	$(13,995)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	40,198	33,770
Stock-based compensation expense	122,064	96,275
Other	4,381	705
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	58,032	269,542
Inventory	(2,768)	2,669
Deferred commissions	(12,680)	(3,657)
Prepaid expenses and other assets	(117,076)	(19,440)
Operating lease right-of-use assets	10,574	8,397
Accounts payable	16,254	(26,991)
Accrued compensation and other liabilities	(102,069)	(84,343)
Operating lease liabilities	(10,684)	(11,238)
Deferred revenue	149,860	32,242
Net cash provided by operating activities	180,164	283,936
Cash flows from investing activities
Purchases of property and equipment (1)	(68,414)	(72,346)
Purchases of marketable securities and other	(112,952)	(114,896)
Sales of marketable securities	69,160	18,207
Maturities of marketable securities	66,712	57,253
Net cash used in investing activities	(45,494)	(111,782)
Cash flows from financing activities
Proceeds from exercise of stock options	6,646	5,359
Proceeds from issuance of common stock under employee stock purchase plan	30,001	27,240
Principal payments on borrowings and finance lease obligations	(612)	(1,125)
Tax withholding on vesting of equity awards	(102,920)	(61,300)
Repurchases of common stock	(84,103)	(119,936)
Net cash used in financing activities	(150,988)	(149,762)
Net increase (decrease) in cash, cash equivalents and restricted cash	(16,318)	22,392
Cash, cash equivalents and restricted cash, beginning of period	864,979	737,750
Cash, cash equivalents and restricted cash, end of period	$848,661	$760,142
(1) Includes capitalized internal-use software costs of $10.3 million and $6.9 million for the first quarter of fiscal 2027 and 2026.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	First Quarter of Fiscal 2027						First Quarter of Fiscal 2026
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$4,132	(c)					$3,266	(c)
			330	(d)					240	(d)
			—						208	(e)
			1,269	(f)					3,306	(f)
Gross profit -- product	$372,000	64.5%	$5,731		$377,731	65.5%	$231,094	62.1%	$7,020		$238,114	64.0%

			$8,155	(c)					$7,162	(c)
			768	(d)					743	(d)
			—						632	(e)
			66	(f)					—
Gross profit -- subscription services	$351,332	73.8%	$8,989		$360,321	75.6%	$305,059	75.1%	$8,537		$313,596	77.2%

			$12,287	(c)					$10,428	(c)
			1,098	(d)					983	(d)
			—						840	(e)
			1,335	(f)					3,306	(f)
Total gross profit	$723,332	68.7%	$14,720		$738,052	70.1%	$536,153	68.9%	$15,557		$551,710	70.9%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate expenses for severance and termination benefits related to workforce realignment.
(f) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	First Quarter of Fiscal 2027						First Quarter of Fiscal 2026
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$122,064	(c)					$96,275	(c)
			9,852	(d)					8,615	(d)
			1,566	(e)					3,536	(e)
			—						5,489	(f)
			5,335	(i)					—
Operating income (loss)	$19,939	1.9%	$138,817		$158,756	15.1%	$(31,171)	(4.0)%	$113,915		$82,744	10.6%

			$122,064	(c)					$96,275	(c)
			9,852	(d)					8,615	(d)
			1,566	(e)					3,536	(e)
			—						5,489	(f)
			105	(g)					153	(g)
			—						(2,435)	(h)
			5,335	(i)					—
Net income (loss)	$24,078		$138,922		$163,000		$(13,995)		$111,633		$97,638

Net income (loss) per share -- diluted	$0.07				$0.47		$(0.04)				$0.29
Weighted-average shares used in per share calculation -- diluted	343,493		—		343,493		326,539		9,470	(j)	336,009

(a) GAAP operating margin is defined as GAAP operating income (loss) divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate expenses for severance and termination benefits related to workforce realignment
(g) To eliminate amortization expense of debt issuance costs related to our debt.
(h) To eliminate unrealized gain from mark-to-market adjustment on strategic investment.
(i) To eliminate acquisition-related transaction expenses.
(j) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	First Quarter of Fiscal
	2027	2026
Net cash provided by operating activities	$180,164	$283,936
Less: purchases of property and equipment (1)	(68,414)	(72,346)
Free cash flow (non-GAAP)	$111,750	$211,590

(1) Includes capitalized internal-use software costs of $10.3 million and $6.9 million for the first quarter of fiscal 2027 and 2026.